Catalyst/IPOX Allocation Fund

Class A: oipAX Class C: oipCX Class I: oipIX

summary PROSPECTUS

NOVEMBER 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://catalystmutualfunds.com/literature_and_forms. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning January 1, 2021, each Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds' website, www.CatalystMF.com. Shareholders who wish to continue to receive paper copies of a Fund's annual and semi-annual shareholder reports should contact the Fund at 1-866-447-4228.

1

FUND SUMMARY: CATALYST IPOX ALLOCATION FUND

Investment Objective: The Fund’s objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 89 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 60 and Waivers of Up-Front Sales Charge on Class A Shares on page 61.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	5.98%	5.98%	5.98%
Acquired Fund Fees and Expenses[2]	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses[1]	7.91%	8.66%	7.66%
Fee Waiver and/or Expense Reimbursement[1,3]	(5.71)%	(5.71)%	(5.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	2.20%	2.95%	1.95%

1 Estimated and restated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.02%. 2.77% and 1.77% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken

2

into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$785	$298	$198
3	$2,274	$2,001	$1,735
5	$3,677	$3,582	$3,191
10	$6,843	$7,056	$6,506

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 149% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective of capital appreciation by investing at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index (“Index”) and newly listed initial public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund may invest in the securities of a company without regards to market capitalization. The Fund’s strategy aims to achieve capital appreciation over the long-term.

The Fund’s portfolio has two components; the Core Long Component and the Dynamic Component, each utilize a distinct investment strategy.

Core Long Component. The Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) will invest the assets allocated Core Long component so as to replicate the Index. The Index is a value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The index includes the largest IPOs and companies with a substantial increase in value since their floatation. The IPOX® U.S. Composite is a fully market-cap-weighted, all-cap momentum based portfolio that measures the performance of IPOs and spin-offs listed in the United States for the first four publicly traded years. Eligible companies enter on their 6th trading day and exit 1000 trading days (four years) thereafter, providing a buy-and-hold perspective to the “going public” event. The portfolio currently captures 759 companies with an underlying total market cap of $1.9 trillion. The Advisor will seek to replicate the IPOX U.S. 100 Index by investing this portion of

3

the portfolio in the IPOs that make up in the Index in approximately the same proportion as its weighting in the Index.

Dynamic Component. The Advisor will invest the Dynamic Component assets in approximately 30 to 70 IPOs that are not included in the Index. Companies eligible for purchase for Dynamic Component of the Fund’s portfolio enter on the date of their initial public offering and exit one month thereafter. The Fund may make additional investments in these IPOs after the one month period has ended if the Fund invested in that IPO during the initial period. The Advisor has broad discretion to purchase IPOs at the time of their initial offering and in post-IPO trading and will invest in those securities in which it believes are valued attractively relative to their price to sales multiple.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund actively trades its portfolio, which may lead to higher transaction costs that may affect Fund performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

IPO Risk. The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market

4

capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Medium Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small and mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Catalyst IPOX Allocation Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

5

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.34% (quarter ended September 30, 2016), and the lowest return for a quarter was (4.74)% (quarter ended March 31, 2016). The Fund’s Class A shares year-to-date return for the period ended September 30, 2018 was 14.11%.

Average Annual Total Returns
(for the periods ended December 31, 2017)

Class A	1 Year	Since inception (9/30/2015)
Return Before Taxes	15.01%	14.19%
Return After Taxes on Distributions	14.21%	13.69%
Return After Taxes on Distributions and Sale of Fund Shares	8.79%	10.90%
Class C
Return Before Taxes	21.16%	16.31%
Class I
Return Before Taxes	22.26%	17.45%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	18.30%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers. Mr. Miller is the Lead Portfolio Manager of the Fund. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2015 and Mr. Ashley has served the Fund in this capacity since 2018.

6

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7